UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000,		Bethesda, MD	20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

Access One Trust

Access VP High Yield Fund®

JUNE 30, 2011

Semiannual Report

Table of Contents

1	Message from the Chairman

3	Allocation of Portfolio Holdings & Composition and Expense Examples

7	Financial Statements and Financial Highlights

15	Notes to Financial Statements

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Semiannual Report to shareholders for the six months ended June 30, 2011.

High Yield Market Continues to Climb

The U.S. high yield market outperformed other segments of the U.S. fixed-income market during the six months ended June 30, 2011, reflecting strong investor demand for higher yielding investments. U.S. high yield returned 4.6%, as measured by the Markit iBoxx® $ Liquid High Yield Index, compared with the broader market, which gained 2.7%, as measured by the Barclays Capital U.S. Aggregate Bond Index®. Both investment grade corporate credit and U.S. Treasurys delivered positive returns, with the Markit iBoxx® $ Liquid Investment Grade Index up 3.5%, and the Ryan Labs Treasury 5, 10 and 30 Year Indexes, up 3.3%, 3.1% and 1.5%, respectively.

Investor demand for high yield investments continued to drive down yields during the first six months of 2011. The JPMorgan Domestic High Yield Summary Yield to Maturity reached 7.8% as of June 30, 2011, down from 8.0% at the start of the year, and 9.2% on June 30, 2010. This yield decline has not been smooth, however. Yields have fluctuated this year, rising back up from a low point reached in May, as fears about slowing economic growth and increasing uncertainty about government debt took center stage.

Economic Growth Slows

U.S. GDP growth slowed to an annual rate of 1.9% in the first quarter of 2011, down from 3.1% in the fourth quarter of 2010. The damping effect of higher food and energy prices on consumer purchasing power, lower government spending, and supply chain disruptions from the tragic events in Japan all contributed to this slowdown. Weak employment reports in the second quarter have generally prompted economists to make downward revisions in growth forecasts for the rest of the year.

We appreciate the trust you have placed in us by choosing the Access VP High Yield Fund and look forward to continuing to serve your investing needs.

Sincerely,

Michael Sapir

Chairman of the Board of Trustees

All investment performance index figures above reflect total return performance. You may not invest directly in an index.

1

This Page Intentionally Left Blank

Allocation of Portfolio Holdings & Composition and Expense Examples

This Page Intentionally Left Blank

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	100%
Futures Contracts	43%
U.S. Treasury Obligations	36%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure
Consumer Cyclical	26%
Communications	16%
Consumer Non-Cyclical	12%
Financial	12%
Industrial	9%
Energy	7%
Utilities	6%
Technology	6%
Basic Materials	6%

Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company separate accounts or insurance contracts. If those fees were reflected, expenses would be higher.

These examples are based on an investment of $1,000 invested at January 1, 2011 and held for the entire period from January 1, 2011 through June 30, 2011.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11
Access VP High Yield Fund	$1,000.00	$1,041.90	$8.51	1.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11 - 6/30/11	Annualized Expense Ratio During Period 1/1/11 - 6/30/11
Access VP High Yield Fund	$1,000.00	$1,016.46	$8.40	1.68%

*  Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

June 30, 2011 (unaudited) :: Allocation of Portfolio Holdings & Composition and Expense Examples :: Access One Trust :: 5

This Page Intentionally Left Blank

Financial Statements and
Financial Highlights

This Page Intentionally Left Blank

U.S. Treasury Obligations (36.2%)

	Principal Amount	Value
U.S. Treasury Notes, 1.500%, 6/30/16	$11,400,000	$11,254,383
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,287,840)		11,254,383
Repurchase Agreements (53.3%)
Deutsche Bank Securities, Inc., 0.00%, 7/1/11+, dated 6/30/11, with a repurchase price of $3,312,000 (Collateralized by $3,453,000 Federal Home Loan Mortgage Corp., 3.15%–3.50%, 8/17/20-10/28/20, total value $3,382,102)	3,312,000	3,312,000
HSBC Securities (USA), Inc., 0.00%, 7/1/11+, dated 6/30/11, with a repurchase price of $3,305,000 (Collateralized by $3,294,000 of various U.S. Government Agency Obligations, 1.00%–4.63%, 5/1/13-8/22/14, total value $3,377,253)	3,305,000	3,305,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 7/1/11+, dated 6/30/11, with a repurchase price of $3,312,000 (Collateralized by $3,365,900 U.S. Treasury Notes, 0.63%, 12/31/12, total value $3,378,520)	3,312,000	3,312,000
UBS Securities, LLC, 0.00%, 7/1/11+, dated 6/30/11, with a repurchase price of $3,312,000 (Collateralized by $3,324,000 Federal National Mortgage Association, 1.25%–1.75%, 5/7/13-2/27/14, total value $3,382,060)	3,312,000	3,312,000

Repurchase Agreements, continued

	Principal Amount	Value
UMB Bank N.A., 0.00%, 7/1/11+, dated 6/30/11, with a repurchase price of $3,312,000 (Collateralized by $3,196,400 of various U.S. Government Agency Obligations and U.S. Treasury Obligations, 0.88%–5.00%, 1/30/14-3/31/15, total value $3,380,304)	$3,312,000	$3,312,000
TOTAL REPURCHASE AGREEMENTS
(Cost $16,553,000)		16,553,000
TOTAL INVESTMENT SECURITIES
(Cost $27,840,840)—89.5%		27,807,383
Net other assets (liabilities)—10.5%		3,263,552
NET ASSETS—100.0%		$31,070,935

+  All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default. At June 30, 2011, the aggregate amount held in a segregated account was $4,101,000.

See accompanying notes to the financial statements.

June 30, 2011 (unaudited) :: Schedule of Portfolio Investments :: Access VP High Yield Fund :: Access One Trust :: 9

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contract expiring 10/3/11 (Underlying notional amount at value $13,342,875)	112	$(14,480)

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2011(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 16	5.00%	6/20/16	4.61%	$5,700,000	$107,272	$124,687	$(17,415)
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 16	5.00%	6/20/16	4.61%	9,600,000	179,295	203,750	(24,455)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 16	5.00%	6/20/16	4.61%	10,100,000	188,552	228,031	(39,479)
CDX North America High Yield Index Swap Agreement with UBS AG; Series 16	5.00%	6/20/16	4.61%	5,100,000	95,981	121,125	(25,144)
					$571,100	$677,593	$(106,493)

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)  Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

10 :: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: June 30, 2011 (unaudited)

ASSETS:
Total Investment Securities, at cost	$27,840,840
Securities, at value	11,254,383
Repurchase agreements, at value	16,553,000
Total Investment Securities, at value	27,807,383
Cash	738
Segregated cash balances with brokers	79,926
Interest receivable	3,367
Receivable for capital shares issued	2,785,761
Premiums paid on credit default swap agreements	677,594
Prepaid expenses	471
TOTAL ASSETS	31,355,240
LIABILITIES:
Payable for investments purchased	37,403
Payable for capital shares redeemed	1,882
Unrealized loss on credit default swap agreements	106,493
Variation margin on futures contracts	30,273
Advisory fees payable	21,000
Management services fees payable	2,800
Administration fees payable	1,204
Administrative services fees payable	17,516
Distribution fees payable	17,800
Trustee fees payable	12
Transfer agency fees payable	4,240
Fund accounting fees payable	2,568
Compliance services fees payable	385
Other accrued expenses	40,729
TOTAL LIABILITIES	284,305
NET ASSETS	$31,070,935
NET ASSETS CONSIST OF:
Capital	$34,657,996
Accumulated net investment income (loss)	(2,223,081)
Accumulated net realized gains (losses) on investments	(1,209,550)
Net unrealized appreciation (depreciation) on investments	(154,430)
NET ASSETS	$31,070,935
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,164,520
Net Asset Value (offering and redemption price per share)	$26.68

See accompanying notes to the financial statements.

June 30, 2011 (unaudited) :: Statement of Assets and Liabilities :: Access One Trust :: 11

Six Months Ended June 30, 2011
INVESTMENT INCOME:
Interest	$166,143
EXPENSES:
Advisory fees	162,476
Management services fees	21,663
Administration fees	11,783
Transfer agency fees	12,901
Administrative services fees	61,658
Distribution fees	54,159
Custody fees	4,917
Fund accounting fees	17,329
Trustee fees	648
Compliance services fees	247
Printing fees	22,234
Other fees	10,250
Total Gross Expenses before reductions	380,265
Less Expenses reduced by the Advisor	(16,317)
TOTAL NET EXPENSES	363,948
NET INVESTMENT INCOME (LOSS)	(197,805)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	489,616
Net realized gains (losses) on futures contracts	661,339
Net realized gains (losses) on swap agreements	2,348,869
Change in net unrealized appreciation/depreciation on investments	(1,753,392)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,746,432
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,548,627

See accompanying notes to the financial statements.

12 :: Access One Trust :: Statement of Operations :: For the Period Indicated (unaudited)

	Six Months Ended June 30, 2011 (unaudited)	Year Ended December 31, 2010
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(197,805)	$(299,004)
Net realized gains (losses) on investments	3,499,824	4,618,353
Change in net unrealized appreciation/depreciation on investments	(1,753,392)	(735,261)
Change in net assets resulting from operations	1,548,627	3,584,088
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income	(402,337)	(3,852,311)
Net realized gains on investments	(1,200,792)	—
Change in net assets resulting from distributions	(1,603,129)	(3,852,311)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	69,393,109	148,328,973
Dividends reinvested	1,603,129	3,852,311
Value of shares redeemed	(76,403,250)	(156,439,364)
Change in net assets resulting from capital transactions	(5,407,012)	(4,258,080)
Change in net assets	(5,461,514)	(4,526,303)
NET ASSETS:
Beginning of period	36,532,449	41,058,752
End of period	$31,070,935	$36,532,449
Accumulated net investment income (loss)	$(2,223,081)	$(1,622,939)
SHARE TRANSACTIONS:
Issued	2,607,500	5,799,249
Reinvested	61,921	160,436
Redeemed	(2,879,788)	(6,142,029)
Change in shares	(210,367)	(182,344)

See accompanying notes to the financial statements.

For the Periods Indicated :: Statements of Changes in Net Assets :: Access One Trust :: 13

Access One Trust Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Six Months Ended Jun. 30, 2011 (unaudited)		Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009	Year Ended Dec. 31, 2008	Year Ended Dec. 31, 2007	Year Ended Dec. 31, 2006
Net Asset Value, Beginning of Period	$26.57		$26.37	$24.83	$28.94	$30.94	$30.94
Investment Activities:
Net investment income (loss)(a)	(0.12)		(0.23)	(0.18)	0.18	0.96	0.91
Net realized and unrealized gains (losses) on investments	1.20		4.09	3.97	(1.47)	0.52	1.87
Total income (loss) from investment activities	1.08		3.86	3.79	(1.29)	1.48	2.78
Distributions to Shareholders From:
Net investment income	—		—	—	(0.26)	(1.38)	(1.33)
In excess of net investment income	(0.24)		(3.66)	(2.25)	(2.56)	(0.92)	(1.45)
Return of capital	—		—	—	—	(0.80)	—
Net realized gains on investments	(0.73)		—	—	—	(0.38)	—
Total distributions	(0.97)		(3.66)	(2.25)	(2.82)	(3.48)	(2.78)
Net Asset Value, End of Period	$26.68		$26.57	$26.37	$24.83	$28.94	$30.94
Total Return	4.19	%(b)	16.37%	16.91%	(4.65)%	5.19%	9.57%
Ratios to Average Net Assets:
Gross expenses(c)	1.76%		1.88%	1.98%	1.76%	1.88%	2.00%
Net expenses(c)	1.68%		1.68%	1.67%	1.63%	1.63%	1.77%
Net investment income (loss)(c)	(0.91)%		(0.88)%	(0.77)%	0.67%	3.20%	2.96%
Supplemental Data:
Net assets, end of period (000's)	$31,071		$36,532	$41,059	$47,245	$28,322	$31,752
Portfolio turnover rate(d)	549	%(b)	1,401%	1,671%	1,971%	1,675%	1,441%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

14 :: Access One Trust :: Financial Highlights

Notes to Financial Statements

This Page Intentionally Left Blank

1. Organization

The Access One Trust (the "Trust") is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the Access VP High Yield Fund (the "Fund") which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects any risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

The Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the "Advisor"). Repurchase agreements are subject to the seller's agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within the ProFunds and the Trust invest in repurchase agreements jointly, therefore, the Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Derivative Instruments

The Fund maintains exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as "junk bonds"), other debt and money market instruments and futures contracts. During the period ended June 30, 2011, the Fund held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet the Fund's investment objective.

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund's investment objective.

The notional amount of the open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Fund may purchase or sell stock index futures contracts or bond futures contracts. During the period ended June 30, 2011, the Fund entered into bond futures contracts. The Fund uses futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Fund generally chooses to engage in closing or offsetting transactions before final settlement.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statement of Assets and Liabilities as segregated cash balances with brokers, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments

June 30, 2011 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 17

are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swap Agreements

The Fund may enter into swap agreements, primarily credit default swap agreements ("CDSs"). During the period ended June 30, 2011, the Fund entered into CDSs. The Fund uses swap agreements for purposes of pursuing its investment objective or as a substitute for investing directly in securities (or shorting securities).

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by the market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new ("on-the-run") CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically "roll" all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic payments, are recorded as "unrealized gain or loss on credit default swap agreements." Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of the Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow a party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause the Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure the Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. The Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. The Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk including early termination and payment, using different counterparties, limiting the net amount due from any individual counterparty and generally requiring collateral to be posted by the counterparty for amounts owed to the Fund.

The Fund, as applicable, collateralizes swap agreements by segregating or designating cash and certain securities. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Fund remains subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount equal to what

18 :: Access One Trust :: Notes to Financial Statements :: June 30, 2011 (unaudited)

the counterparty owes the Fund. In the event of the bankruptcy of a counterparty, the Fund will have direct access to the collateral received from the counterparty, generally as of the day prior to the bankruptcy, because there is a one day time lag between the Fund's request for collateral and the delivery of such collateral. To the extent any such collateral is insufficient, the Fund will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of June 30, 2011, the collateral posted by counterparties consisted of U.S. treasury securities.

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2011:

	Liabilities
	Unrealized Loss on Credit Default Swap Agreements	Variation Margin on Futures Contracts*
Credit Risk Exposure:	$106,493	$–
Interest Rate Risk Exposure:	–	14,480

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. Only current day's variation margin is reported as cash within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Fund's Statement of Operations for the period ended June 30, 2011:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:	$–	$2,348,869	$(1,729,431)
Interest Rate Risk Exposure:	661,339	–	23,064

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. The Fund has a tax year end of December 31st.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and

June 30, 2011 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 19

the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as "Fees paid indirectly."

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical assets

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust's Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust's Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System ("NASDAQ/NMS"), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust's Board of Trustees as described below.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Certain fixed-income securities may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the period ended June 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

20 :: Access One Trust :: Notes to Financial Statements :: June 30, 2011 (unaudited)

A summary of the valuations as of June 30, 2011, based upon the three levels defined above, is included in the table below:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access VP High Yield Fund
U.S. Treasury Obligations	$–	$–	$11,254,383	$–	$11,254,383	$–
Repurchase Agreements	–	–	16,553,000	–	16,553,000	–
Credit Default Swap Agreements	–	–	–	(106,493)	–	(106,493)
Futures Contracts	–	(14,480)	–	–	–	(14,480)
Total	$–	$(14,480)	$27,807,383	$(106,493)	$27,807,383	$(120,973)

^  Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of June 30, 2011.

4. Fees and Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of ProFunds and the Trust be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund's daily net asset value from $500 million to $1 billion, 0.05% of the Fund's daily net asset value from $1 billion to $2 billion, and 0.075% of such assets in excess of $2 billion.

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds' and Trust's aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program. Citi also acts as transfer agent and fund accounting agent for the Fund for which it receives additional fees. As transfer agent for the Fund, Citi receives a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses. As fund accounting agent for the Fund, Citi receives an annual fee based on the ProFunds and Trust's aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor.

Under a Distribution and Shareholder Services Plan (the "Plan"), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as "Administrative services fees."

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the Trust for serving in their respective roles. The Trust, together with the affiliated Trusts, pay each Independent Trustee compensation for his service as Trustee at the annual rate of $155,000. Independent Trustees will also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the period ended June 30, 2011, actual Trustee compensation was $223,877 in aggregate from the Trust and affiliated Trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees."

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until April 30, 2012.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense

June 30, 2011 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 21

limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor." As of June 30, 2011, the recoupments that may potentially be made by the Fund are as follows:

	Expires 4/30/12	Expires 4/30/13	Expires 4/30/14	Expires 4/30/15	Total
Access VP High Yield Fund	$51,864	$95,322	$66,081	$3,547	$216,814

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended June 30, 2011 were as follows:

	Purchases	Sales
Access VP High Yield Fund	$97,561,617	$111,779,802

6. Investment Risks

Active Investor Risk

The Fund permits frequent purchases and exchanges without restriction, which could increase transaction costs. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this report.

Counterparty Risk

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund has sought to mitigate these risks by generally requiring that the counterparties post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount that the counterparty owes the Fund. In the event of the bankruptcy of a counterparty, the Fund will have direct access to the collateral received from the counterparty, generally as of the day prior to the bankruptcy, because there is a one day time lag between the Fund's request for collateral and the delivery of such collateral. To the extent any such collateral is insufficient, the Fund will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Fund enters into swap agreements and forward contracts with counterparties that the Advisor has determined to be large, well capitalized and well established financial institutions.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent the Fund from limiting losses, realizing gains or from achieving investment results that correspond generally to the total return of the high yield market.

Underlying Risk

The Fund is subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Index, even if the Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as "junk bonds") or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

22 :: Access One Trust :: Notes to Financial Statements :: June 30, 2011 (unaudited)

7. Federal Income Tax Information

As of the latest tax year end of December 31, 2010, the Fund had net capital loss carryforwards that may be available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. The amount of these losses that may be utilized are limited as a result of changes in ownership during the year and in prior years. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Expires 2016	Expires 2017	Total
Access VP High Yield Fund	$4,640,185	$106,732	$4,746,917

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund's fiscal year ended December 31, 2011. The Act provides for the unlimited carryover of future capital losses, however there may be a greater likelihood that all or a portion of the Fund's pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the "Federal Income Tax Information" section of the notes to financial statements for the fiscal year ending December 31 2011.

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2010 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
December 31, 2010
Access VP High Yield Fund	$3,852,311	$–	$3,852,311	$3,852,311

As of the latest tax year end of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access VP High Yield Fund	$833,859	$366,931	$–	$(4,746,917)	$13,568	$(3,532,559)

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at the end of the current tax year.

At June 30, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access VP High Yield	$27,840,840	$–	$(33,457)	$(33,457)

June 30, 2011 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 23

This Page Intentionally Left Blank

This Page Intentionally Left Blank

P.O. Box 182800

Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit profunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust's website at profunds.com; and (iii) on the Securities and Exchange Commission's website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling toll-free 888-776-3637 and on the Commission's website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PRO0611

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Not applicable — only for annual reports.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Louis M. Mayberg
Louis M. Mayberg, President and Principal Executive Officer

Date	August 29, 2011

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 29, 2011

* Print the name and title of each signing officer under his or her signature.